UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  August 6, 2007

                            CVD EQUIPMENT CORPORATION
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
-------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

       1-16525                                             11-2621692
       -------                                             ----------
(Commission File Number)                       (IRS Employer Identification No.)

                 1860 Smithtown Ave., Ronkonkoma, New York 11779
                 -----------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
                      (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On August 6, 2007, CVD Equipment Corporation (the "Registrant") announced that its board of directors approved the decision to switch the listing of its common stock from the American Stock Exchange ("AMEX") to The NASDAQ Stock Market LLC,(R) and that it had provided notification to AMEX of such intention. A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press Release dated August 6, 2007.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CVD EQUIPMENT CORPORATION



Date: August 8, 2007                    /s/ Leonard A. Rosenbaum
                                        -----------------------------------
                                        Name: Leonard A. Rosenbaum
                                        Title: Chief Executive Officer and
                                               President